EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2011
EARNINGS PER SHARE

16. EARNINGS PER SHARE

Basic earnings per share and diluted earnings per share have been calculated as follows:

	2009	2010	2011
Numerator:
Net income available to ordinary shareholders	256,003	359,499	351,531

Dilutive effect of issuance and buy-back of convertible bonds	(66,338)	(1,418)	(845)
Dilutive effect of issuance of convertible notes	—	—	(232,278)
Net income for diluted earnings	189,665	358,081	118,408

Denominator:
Denominator for basic earnings per share—weighted average ordinary shares outstanding	75,922,589	80,846,617	84,221,665
Dilutive effect of share options	1,952,622	2,847,416	1,951,850
Dilutive effect of convertible bonds	3,019,901	1,053,069	671,670
Dilutive effect of convertible notes	—	—	7,454,208

Denominator for diluted earnings per share	80,895,112	84,747,102	94,299,393

Basic earnings per share	3.37	4.45	4.17

Diluted earnings per share	2.34	4.23	1.26

For the years ended December 31, 2009, ordinary share equivalents outstanding of 680,432 shares of stock options were excluded in the computation of diluted earnings per share, as their effect would have been anti-dilutive in such periods.

For the year ended December 31, 2010, outstanding stock options of 290, 914 shares and 224,647 ordinary shares issuable upon the conversion of convertible notes were excluded in the computation of diluted earnings per share due to their anti-dilutive effect.

For the year ended December 31, 2011, outstanding stock options of 1,254,933 shares were excluded in the computation of diluted earnings per share due to their anti-dilutive effect.

For the year ended December 31, 2011, dilutive effect of issuance of convertible notes included gain on change in fair value of 198,547, foreign exchange gain on convertible notes of 57,337 and related interest expenses of 23,606.